SHORT-TERM ACCRUALS	12 Months Ended
Dec. 31, 2024
SHORT-TERM ACCRUALS
SHORT-TERM ACCRUALS

16.SHORT-TERM ACCRUALS

	As of December 31,
	2023	2024	2024
	VND million	VND million	USD
Accruals for the purchase of raw material, machines and equipment, information technology systems and development costs	8,364,481	5,695,041	234,026,752
Accrued construction costs for factories and infrastructure	969,311	337,019	13,849,147
Accrued selling expenses (i)	605,098	3,241,109	133,187,138
Accrued loan and bonds interests	695,011	398,839	16,389,521
Others	797,977	1,388,950	57,076,228
TOTAL	11,431,878	11,060,958	454,528,786
(i)

As at 31 December 2024, accrued selling expenses include accrued expenses related to free-charging program for customers purchasing electric vehicles (“EV customers”). The accrued expense of VND522 billion will be paid to V-Green Global Charging Station Development JSC (“V-Green JSC”), a related party, providing charging station services to EV customers.